Table of Contents

USAA Family of Funds                                   1
Message from the President                             2
Investment Review                                      4
Message from the Managers                              5
Financial Information:
     Statement of Assets and Liabilities               7
     Portfolio of Investments in Securities            8
     Notes to Portfolio of Investments in Securities  12
     Statement of Operations                          13
     Statement of Changes in Net Assets               14
     Notes to Financial Statements                    15

Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Balanced Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*
                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.


Message From the President

[Photoghraph of Michael J.C. Roth, CFA, President and Vice
Chairman of the Board appears here]

Even though the new USAA Asset Strategy Funds have only been in existence since September 1, 1995, our shareholders have invested over $27 million in them.(1) Given that these funds are not the embodiment of some exciting investment story, but rather of a fundamental method of matching risk and potential reward, it certainly appears that we have tapped into an area of need and interest for our customers.

These funds are an embodiment of things we believe about money management:

    Your quest for reward must be within your tolerance for risk

    The events of risk will come as surprises

    Therefore, your asset allocation is your main "defense" against and "definition" of risk

With the Asset Strategy Funds, we take care of the asset allocation.

Let me stress here that I realize not everyone agrees with this philosophy, and that fact truly does not bother me. Such disagreement is necessary if the stock market is to have the great liquidity that all investors enjoy. For those of you who are active traders, we have an excellent brokerage service offering one of the finest Asset Management Accounts available.
In addition, our family of mutual funds covers a very wide spectrum.
Your options for access to our funds and Brokerage Service will soon be expanded significantly, both by personal computer and telephone.

And for those of you who are comfortable with our philosophy, the Asset Strategy Funds will prove a great long-term investment vehicle.

"... your asset allocation is your main "defense" against and "definition" of risk."
                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board

(1)The Cornerstone Strategy and Growth and Tax Strategy Funds were formerly known as the Cornerstone Fund (Inception 8/15/84) and the Balanced Portfolio Fund (Inception 1/11/89), respectively. These two funds make up approximately $6.4 million of the investments made by shareholders in the Asset Strategy Funds.

For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.

USAA Brokerage Services is a discount brokerage service of USAA
Investment Management Company, a member of the NASD and SIPC.

Investment Review

Balanced Strategy Fund


OBJECTIVE: To seek high total return, with a reduced risk over time, through an asset allocation strategy which seeks a combination of long-term growth of capital and current income.

                                       11/30/95
Net Assets                           $9.5 Million
Net Asset Value Per Share              $10.06

Average Annual Total Return as of 11/30/95
September 1, 1995 to November 30, 1995       .60%#

#Total returns for periods of less than one year are not annualized. This three-month return is cumulative.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1995 for the USAA Balanced Strategy Fund to be: Stocks - 53.8%, Bonds - 36.4%, and Money Market Instruments 10.3%.]


Message from the Managers

[Photograph of Portfolio Managers - Paul Lundmark (Bonds), Eric
Thorderson (Money Market Instruments), and David Ullom (Allocation Manager, Stocks)]


Fund Overview

This being our first communication with you since the inception of the Balanced Strategy Fund, we would like to remind you of the Fund's objectives and strategy. As stated in the Fund's prospectus, the investment objective is to maximize total return with reduced risk. This objective is pursued by allocating assets between stocks and bonds in such a combination that seeks long-term growth of capital and current income.

From the onset of the Fund through November 30, 1995, we have maintained an approximate asset allocation of 55% stocks, 40% bonds, and 5% money market instruments. Given the current economic and investment climate, we believe that this allocation is best suited to accomplish the Fund's objectives. The following is a brief discussion of the strategy for each asset class of the Fund.

Stocks

We use a value-oriented investment philosophy when investing the stock portion of the Fund. This philosophy places an emphasis on selecting securities based on earnings, cash flow, dividends, asset values and our assessment of a particular company's management. We place importance on being patient investors and viewing the investment process over an extended period of time.

Within the stock allocation of the Fund, the investment emphasis has been placed on such industries as chemicals, paper and forest products, insurance and retailing. The investment emphasis placed on these industries fits with our value approach to investing. Therefore, we believe that given our investment time horizon, these investments will outperform the major stock market averages.

Bonds

It is important to note that it is impossible to predict the course that interest rates will take. However, the general feeling is that the Federal Reserve Board has slowed the economy sufficiently to contain inflation. With a continued slowdown in the economy, the result should be a further decrease in interest rates. Given this scenario, we have invested in intermediate- and long-term securities. As of the end of the reporting period, the fixed-income portion of the Fund had a weighted average maturity of 14.89 years. We have also invested in Treasuries and BBB securities that we feel could provide high relative returns.

Money Market Instruments

Since the inception of the Fund, we have been within the specified range for money market instruments. Our money market purchases have consisted of federal agency discount notes. These are the most common short-term securities issued by government-sponsored entities and have been assigned the highest ratings by rating agencies due to the implied credit support of the federal government.

Outlook

The Fund remains committed to maximizing shareholder returns through an appropriate mix of stocks and bonds. Our outlook for both the stock and bond markets is positive. Also, we believe inflation will remain subdued and the economy in general will continue to generate reasonable growth.

See page 8 for a complete listing of the Portfolio of Investments in Securities.

Top 10 equity holdings
(% of Net Assets)

Boeing                        1.6
Humana                        1.3
Fort Howard                   1.2
WMX Technologies              1.2
Brunswick                     1.2
Texaco                        1.2
Occidental Petroleum          1.2
Norfolk Southern              1.1
Prudential Reinsurance Hold.  1.1
Deere & Co.                   1.1


Balanced Strategy Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)

Assets
     Investments in securities, at market value
         (identified cost of $9,554)                  $    9,586
     Cash                                                     11
     Receivables:
          Capital shares sold                                 84
          Dividends and interest                              89
                                                      ----------
           Total assets                                    9,770
                                                      ----------
Liabilities
     Securities purchased                                    221
     Accounts payable and accrued expenses                    15
                                                      ----------
           Total liabilities                                 236
                                                      ----------
             Net assets applicable to capital shares
                         outstanding                  $    9,534
                                                      ==========
Represented by:
     Paid-in capital                                  $    9,443
     Accumulated undistributed net investment income          59
     Net unrealized appreciation of investments               32
                                                      ----------
             Net assets applicable to capital shares
                         outstanding                  $    9,534
                                                      ==========
     Capital shares outstanding, unlimited
         number of shares authorized, no par value           948
                                                      ==========
     Net asset value, redemption price, and offering
         price per share                              $    10.06
                                                      ==========
See accompanying notes to financial statements.

Balanced Strategy Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

                                                             Market
 Number                                                      Value
of Shares                 Security                           (000)
---------                 --------                           ------

                     Common Stocks (52.9%)

               Aerospace/Defense (3.7%)
 1,500         B.F. Goodrich Co.                          $    105
 2,100         Boeing Co.                                      153
 1,900         Rockwell International Corp.                     93
                                                          --------
                                                               351
                                                          --------
               Aluminum (1.0%)
 1,600         Aluminum Co. of America                          94
                                                          --------

               Automobiles (0.9%)
 3,200         Ford Motor Co.                                   90
                                                          --------

               Bank Holding Companies - Money Center (1.1%)
 1,600         Bankers Trust New York Corp.                    104
                                                          --------

               Chemicals (2.0%)
 1,800         Avery Dennison Corp.                             86
 1,500         Dow Chemical Co.                                106
                                                          --------
                                                               192
                                                          --------

               Chemicals - Specialty (0.9%)
 2,600         Morton International, Inc.                       90
                                                          --------

               Computer Software & Service (0.8%)
 4,700         Novell, Inc.*                                    79
                                                          --------

               Containers - Metals & Glass (1.0%)
 3,500         Ball Corp.                                      100
                                                          --------

               Distribution & Pipelines (1.8%)
 3,300         NICOR, Inc.                                      84
 2,700         Sonat, Inc.                                      87
                                                          --------
                                                               171
                                                          --------

               Electric Power (1.0%)
 2,000         Houston Industries, Inc.                         92
                                                          --------

               Entertainment (1.1%)
 2,600         Time Warner, Inc.                               104
                                                          --------

               Foods (1.1%)
 3,600         Dean Foods Co.                                  101
                                                          --------
               Healthcare - Diversified (1.7%)
   900         American Home Products Corp.                     82
   900         Johnson & Johnson                                78
                                                          --------
                                                               160
                                                          --------

               Healthcare - HMO (1.3%)
 4,500         Humana, Inc.*                                   126
                                                          --------

               Healthcare - Miscellaneous (0.7%)
 3,600         Caremark International, Inc.                     71
                                                          --------

               Household Products (1.9%)
   900         Procter & Gamble Co.                             78
 6,100         Sunbeam Corp.                                    99
                                                          --------
                                                               177
                                                          --------

               Insurance - Property/Casualty (3.0%)
 2,100         Allstate Corp.                                   86
 1,000         American International Group, Inc.               90
 5,200         Prudential Reinsurance Holdings, Inc.           108
                                                          --------
                                                               284
                                                          --------
               Leisure Time (1.2%)
 5,200         Brunswick Corp.                                 111
                                                          --------

               Machinery - Diversified (1.9%)
 5,000         BW/IP, Inc.                                      77
 3,300         Deere & Co.                                     108
                                                          --------
                                                               185
                                                          --------

               Manufacturing - Diversified Industries (1.0%)
 3,000         Hillenbrand Industries, Inc.                     98
                                                          --------

               Medical Products & Supplies (1.1%)
 3,700         C.R. Bard, Inc.                                 107
                                                          --------

               Metals - Miscellaneous (1.0%)
 2,700         Inco Ltd.                                        96
                                                          --------

               Office Equipment & Supplies (0.9%)
   600         Xerox Corp.                                      82
                                                          --------

               Oil - Domestic (1.2%)
 5,000         Occidental Petroleum Corp.                      111
                                                          --------

               Oil - Exploration & Production (1.0%)
 3,700         Apache Corp.                                     99
                                                          --------

               Oil - International (1.2%)
 1,500         Texaco, Inc.                                    111
                                                          --------

               Oil Well Equipment & Service (1.0%)
 1,500         Schlumberger Ltd.                                95
                                                          --------

               Paper & Forest Products (2.3%)
 5,800         Fort Howard Corp.*                              115
 2,200         Weyerhaeuser Co.                                100
                                                          --------
                                                               215
                                                          --------

               Pollution Control (1.2%)
 3,800         WMX Technologies, Inc.                          112
                                                          --------

               Publishing (1.0%)
 1,500         Dun & Bradstreet Corp.                           94
                                                          --------

               Railroads (1.1%)
 1,400         Norfolk Southern Corp.                          110
                                                          --------

               Real Estate Investment Trusts (1.0%)
 5,500         Public Storage, Inc.                             99
                                                          --------

               Restaurants (1.0%)
 6,000         Brinker International, Inc.*                     92
                                                          --------

               Retail - General Merchandising (2.2%)
 2,300         J.C. Penney Company, Inc.                       108
 2,500         Sears, Roebuck & Co.                             98
                                                          --------
                                                               206
                                                          --------

               Retail - Specialty (1.4%)
 5,000         Borders Group, Inc.*                             88
 4,700         Phillips-Van Heusen Corp.                        49
                                                          --------
                                                               137
                                                          --------

               Telephones (3.2%)
 1,600         American Telephone & Telegraph Co.              106
 2,400         GTE Corp.                                       102
 2,400         Sprint Corp.                                     96
                                                          --------
                                                               304
                                                          --------

               Tobacco (2.0%)
 3,500         RJR Nabisco Holdings Corp.                      102
 3,900         Universal Corp.                                  93
                                                          --------
                                                               195
                                                          --------
               Total common stocks (cost: $4,820)            5,045
                                                          --------

                  Preferred Stocks (0.9%)
 1,100         National Semiconductor Corp. depository
                 shares, $3.25 convertible (cost: $99)          87
                                                          --------

 Principal
  Amount                              Coupon
   (000)                               Rate      Maturity
   -----                               ----      --------
                           Bonds (7.4%)
$1,000         Kmart Corp. (cost: $974) 7.95%     2/01/23      707
                                                          --------

                  U.S. Government & Agency Issues (39.3%)

               U.S. Treasury (29.0%)

 1,250         U.S. Treasury Bond        6.25     8/15/23    1,251
 1,500         U.S. Treasury Note        5.88     2/15/04    1,511
                                                          --------
                                                             2,762
                                                          --------

               Discount Note (10.3%)

   985         Federal Home Loan Mortgage
                               Corp.     5.80     12/01/95     985
                                                          --------

               Total U.S. government & agency issues
                   (cost: $3,661)                            3,747
                                                          --------
               Total investments (cost: $9,554)           $  9,586
                                                          ========

*Non-income producing.

Balanced Strategy Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)


General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

See accompanying notes to financial statements.

Balanced Strategy Fund
Statement of Operations
(in Thousands)

Three-month period ended November 30, 1995*
(Unaudited)

Net investment income:
          Dividends                                   $    22
          Interest                                         57
                                                      -------
               Total income                                79
                                                      -------
     Expenses:
          Management fees                                  13
          Transfer agent's fees                             1
          Custodian's fees                                 13
          Postage                                           2
          Shareholder reporting fees                        1
          Trustees' fees                                    1
          Registration fees                                 3
          Audit fees                                        8
          Legal fees                                        2
          Other                                             1
                                                      -------
             Total expenses before reimbursement           45
          Expenses reimbursed                             (25)
                                                      -------
             Total expenses after reimbursement            20
                                                      -------
                    Net investment income                  59
Change in net unrealized appreciation/depreciation
                     of investments                        32
                                                      -------

Increase in net assets resulting from operations      $    91
                                                      =======

* Fund commenced operations September 1, 1995.

See accompanying notes to financial statements.

Balanced Strategy Fund
Statement of Changes in Net Assets
(In Thousands)

Three-month period ended November 30, 1995*
(Unaudited)

From operations:
     Net investment income                           $    59
     Change in net unrealized appreciation/
                      depreciation of investments         32
                                                     -------
          Increase in net assets resulting from
                      operations                          91
                                                     -------

From capital share transactions:
     Shares sold                                       9,462
     Shares redeemed                                     (19)
                                                     -------
        Increase in net assets from capital
                   share transactions                  9,443
                                                     -------
Net increase in net assets                             9,534


Net assets:
     Beginning of period                                 -
                                                     -------
     End of period                                   $ 9,534
                                                     =======
Undistributed net investment income included
         in net assets:
     Beginning of period                             $   -
                                                     =======
     End of period                                   $    59
                                                     =======
Change in shares outstanding:
     Shares sold                                         950
     Shares redeemed                                      (2)
                                                     -------
          Increase in shares outstanding                 948
                                                     =======



* Fund commenced operations September 1, 1995.

See accompanying notes to financial statements.

Balanced Strategy Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1) Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Balanced Strategy Fund (the Fund), which commenced operations on September 1, 1995. The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that seeks a combination of long-term growth of capital and current income.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

(2)  Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 10% of the market value of its assets at the time of such borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal Funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the three-month period ended November 30, 1995.

(3)  Distributions

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.

(4)  Investment Transactions

Purchases of securities, excluding short-term securities, for the three-month period ended November 30, 1995 were $8,569.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $406 and $374, respectively.

(5) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.25% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Company has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services.

(6) Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 500 shares (52.8%) of the Fund.

(7) Financial Highlights

Per share operating performance for a share outstanding throughout the period is as follows:
                                             Three-month
                                             Period Ended
                                             November 30,
                                                1995*
                                                -----

Net asset value at
     beginning of period                     $    10.00
Net investment income                               .06
                                             ----------
Net asset value at
     end of period                           $    10.06
                                             ==========
Total return (%)                                    .60
Net assets at end of
     period (000)                            $    9,534
Ratio of expenses to
     average net assets (%)                        1.25(a)(b)
Ratio of net investment
     income to average net
     assets (%)                                    3.65(a)(b)
Portfolio turnover (%)                               -
Average commission rate paid per share            .0493

*  Fund commenced operations September 1, 1995.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.

(b) The information contained in the above table is based on actual expenses for the period, after giving effect to reimbursement of expenses by the Manager. Absent such reimbursement the Fund's ratios would have been:

Ratio of expenses to average net assets (%)                   2.81(a)
Ratio of net investment income to average net assets (%)      2.09(a)